SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 1996



                    Champion Enterprises, Inc.
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)



                             Michigan
          ---------------------------------------------
          (State or other jurisdiction of incorporation)



               1-9751                       38-2743168
- -----------------------------   ---------------------------------
     (Commission File Number)   (IRS Employer Identification No.)


 2701 University Drive, Suite 320, Auburn Hills, Michigan  48326
 ---------------------------------------------------------------
 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (810)340-9090

Item 2.  Acquisition or Disposition of Assets.
     On April 26, 1996 HLI Acquisition Corp. ("HLI Acquisition"), a wholly-owned subsidiary of Champion Enterprises, Inc. (the "Company"), acquired all the outstanding common stock of Homes of Legend, Inc. and purchased substantially all of the assets and assumed certain liabilities of Legend Realty, Inc., a related party. Homes of Legend, Inc. and Legend Realty, Inc. are collectively referred to herein as the "Legend Companies." In connection with the transaction, HLI Acquisition changed its name to Homes of Legend, Inc. The acquisitions were completed pursuant to the Stock and Asset Purchase Agreement, dated as of April 3, 1996, by and among the Company, HLI Acquisition Corp., Legend Realty, Inc., Homes of Legend, Inc., and the shareholders of Homes of Legend, Inc. The Stock and Asset Purchase Agreement (the "Purchase Agreement") is attached hereto as Exhibit 2.1.

     The combined cash purchase price for this transaction is $26 million, subject to adjustments as set forth in the Purchase Agreement, which will be financed from available cash and bank borrowings under the Registrant's revolving credit facility with Comerica Bank. The acquired assets were used by the Legend Companies to manufacture and assemble manufactured housing. The Company expects to continue to operate the acquired business and use the acquired assets as they had been prior to the purchase.

     Prior to the execution of the Purchase Agreement, there was no material relationship between the Company and the Legend Companies or between any officers or directors of the Company and the officers, directors or shareholders of the Legend Companies.

Item 7.  Financial Statements and Exhibits.

      (a)  Financial Statements of Businesses Acquired

       It is impractical at this time to provide financial statements of the businesses acquired. Financial statements of the businesses acquired will be filed within sixty (60) days.

      (b)  Pro Forma Financial Information

     It is impractical at this time to provide pro forma financial information. Pro forma financial information will be filed within sixty (60) days.

     Exhibit
     Number

         2.1 Stock and Asset Purchase Agreement, dated April 3, 1996, by and among Champion Enterprises, Inc., HLI Acquisition Corp., Legend Realty, Inc., Homes of Legend, Inc., and the shareholders of Homes of Legend, Inc., omitting exhibits and schedules.
               The Registrant agrees to furnish a copy of any omitted exhibit or schedule to the Commission upon request.

       99.1    Press Release issued April 29, 1996.

       99.2    Press Release issued April 4, 1996, filed as
               Exhibit 99.1 to the Registrant's Current Report on
               Form 8-K dated April 4, 1996 and incorporated herein by reference.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHAMPION ENTERPRISES, INC.



                              /S/ A. JACQUELINE DOUT

                              -----------------------------------
                              A. Jacqueline Dout
                              Executive Vice President
                              and Chief Financial Officer





May 10, 1996

                        INDEX TO EXHIBITS




Exhibit No.              Description

    2.1 Stock and Asset Purchase Agreement, dated April 3, 1996, by and among Champion Enterprises, Inc., HLI Acquisition Corp., Legend Realty, Inc., Homes of Legend, Inc., and the shareholders of Homes of Legend, Inc., omitting exhibits and schedules.
               The Registrant agrees to furnish a copy of any omitted exhibit or schedule to the Commission upon request.


   99.1        Press Release issued April 29, 1996.

   99.2        Press Release issued April 4, 1996,
               filed as Exhibit 99.1 to the
               Registrant's Current Report on Form 8-K
               dated April 4, 1996 and incorporated
               herein by reference.